UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 23, 2019

SMARTFINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee	37919
(Address of Principal Executive Offices)	(Zip Code)

(865-453-2650)
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on January 15, 2019, SmartFinancial, Inc. (“SmartFinancial”) and CT Merger Sub, Inc., a North Carolina corporation and direct, wholly owned subsidiary of SmartFinancial (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Entegra Financial Corp., a North Carolina corporation (“Entegra”), providing for, on the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into Entegra (the “Merger”), with Entegra surviving the Merger (Entegra as the surviving entity of the Merger, the “Surviving Company”), followed as soon as reasonably practicable by the merger of the Surviving Company with and into SmartFinancial, with SmartFinancial as the surviving entity, and the conversion at the effective time of the Merger of each outstanding share of Entegra common stock (other than certain excluded shares) into the right to receive 1.215 shares of SmartFinancial common stock. The description of the Merger Agreement contained in the Current Report on Form 8-K filed by SmartFinancial with the Securities and Exchange Commission on January 16, 2019, is incorporated herein by reference.

On April 23, 2019, by written notice to SmartFinancial given in accordance with the Merger Agreement, Entegra terminated the Merger Agreement in order to enter into a definitive merger agreement with First Citizens BancShares, Inc., a North Carolina-based bank holding company, and its bank subsidiary, First-Citizens Bank & Trust Company (collectively, “First Citizens”). First Citizens first submitted to Entegra an unsolicited indication of interest regarding the acquisition of Entegra on March 1, 2019, and this acquisition proposal as subsequently amended and supplemented was ultimately found by the board of directors of Entegra to be a “Superior Proposal” (as defined in the Merger Agreement). Pursuant to the terms of the Merger Agreement, SmartFinancial has received a termination fee of $6.4 million, which was paid to SmartFinancial by First Citizens, on behalf of Entegra, on April 23, 2019, in connection with Entegra’s entry into the definitive merger agreement with First Citizens.

As also previously disclosed, on January 15, 2019, SmartFinancial and SmartBank, SmartFinancial’s wholly owned bank subsidiary, entered into employment agreements with David A. Bright (the Chief Financial Officer of Entegra) and Ryan M. Scaggs (the Chief Operating Officer of Entegra) (collectively the “Employment Agreements”), which were to be effective following the consummation of the Merger, pursuant to which Mr. Bright would serve as the Chief Financial Officer of SmartFinancial and SmartBank and Mr. Scaggs would serve as the Chief Operating Officer of SmartFinancial and SmartBank (a new position to be created post-Merger). The description of the Employment Agreements contained in the Current Report on Form 8-K filed by SmartFinancial with the Securities and Exchange Commission on January 16, 2019, is incorporated herein by reference.

In connection with the termination of the Merger Agreement, on April 23, 2019, SmartFinancial and SmartBank entered into a Termination of Employment Agreement with each of Mr. Bright and Mr. Scaggs formally terminating the Employment Agreements. Similarly, on April 23, 2019, SmartBank entered into a Termination of Employment Agreement with Roger D. Plemens (the President and Chief Executive Officer of Entegra) terminating the employment agreement executed by SmartBank and Mr. Plemens on January 15, 2019, which was to be effective—and provided for Mr. Plemens to serve as President of the Carolinas of SmartBank—following the consummation of the Merger.

The foregoing descriptions of the Merger Agreement and the Employment Agreements are not complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the Employment Agreements, which were previously filed as Exhibit 2.1 and Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by SmartFinancial with the Securities and Exchange Commission on January 16, 2019, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 24, 2019, SmartFinancial issued a press release announcing the termination of the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 (including the information in Exhibit 99.1 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	SmartFinancial, Inc. press release dated April 24, 2019

Forward-Looking Statements

Certain of the statements made in this report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the impact of the termination of the Merger Agreement on SmartFinancial’s future financial and operating results and plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of SmartFinancial to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk that the announcement of the termination of Merger Agreement could have adverse effects on the market price of SmartFinancial’s common stock; (2) the risk that the termination of the Merger Agreement or the announcement of the same could have an adverse effect on SmartFinancial’s business generally, including SmartFinancial’s ability to retain customers, retain or hire key personnel, or maintain relationships with customers or suppliers; (3) reputational risk from the announcement of the termination of the Merger Agreement; (4) the fact that SmartFinancial has incurred significant transaction costs related to the Merger Agreement and the transactions that were contemplated by the Merger Agreement; (5) the risk of litigation related to the termination of the Merger Agreement or the abandonment of the transactions that were contemplated by the Merger Agreement; (6) potential changes to, or the risk that SmartFinancial may not be able to execute on, SmartFinancial’s business strategy as a result of the termination of the Merger Agreement; (7) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize, (8) disruption from recently completed acquisitions with customer, supplier, or employee relationships, and (9) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in SmartFinancial’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this report, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: April 24, 2019
/s/ William Y. Carroll Jr.
William Y. Carroll, Jr.
President and Chief Executive Officer